Other Payables	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Notes and other explanatory information [abstract]
Other Payables

7. Other Payables

As of June 30, 2026, the Company recorded an accrued liability of $7,725 in “Other payables.” This amount represents unpaid legal and corporate services fees, including the 2026 annual fees and disbursements for the provision of registered office services, due to Maples and Calder (Cayman) LLP.

7. Other Payables

As of December 31, 2025, the Company recorded an accrued liability of $7,725 in “Other payables.” This amount represents unpaid legal and corporate services fees, including the 2026 annual fees and disbursements for the provision of registered office services, due to Maples and Calder (Cayman) LLP.